SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

TIPPERARY CORPORATION

(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

633 Seventeenth Street, Suite 1800
Denver, Colorado  80202
(Address of principal executive offices) (Zip Code)

303-293-9379

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Signature

ITEM 1.01 Entry into a Material Definitive Agreement

Effective  June 3, 2005, the Board of Directors of Tipperary Corporation (the “Company”), took action to amend provisions of its  Change in Control Severance Agreements in order to implement changes to the Company’s Key Employee Retention Plan (“KERP”), and to adopt KERP benefits for other employees not previously covered by the Change in Control Severance Agreements.

The original Change in Control Severance Agreements were adopted by the Board on April 25, 2005, and described in a filing on Form 8-K dated April 29, 2005. Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”) is providing financial advisory and investment banking services to the Company in connection with Slough Estates USA Inc.’s, (“Slough”) previously announced intention to sell its majority ownership  in the Company.  To encourage officers and employees to remain employed with the Company while Slough sells its interest, Houlihan Lokey recommended the adoption of a KERP,as well as the amendments described below.  The Company adopted the recommendations of Houlihan Lokey and is taking the following actions.

KERP Amendment Summary

1.                                                       The Company is entering into amendments of the employment agreements of  David L. Bradshaw, Chairman, President and Chief Executive Officer, Jeffrey T. Obourn, Senior Vice President, and Kenneth L. Ancell, Executive Vice President – Corporate Development, providing that on September 30, 2005 each such officer will receive a bonus equal to 35% of their annual base compensation, if they remain an officer of the Company through that date.  Such bonuses approximate $235,000 in total.

2.                                                       The Company is entering into amendments of its Change in Control Severance Agreements with Joseph B. Feiten, Chief Financial Officer, and several other employees of Tipperary Corporation and its Australian subsidiary Tipperary Oil and Gas (Australia) Pty Ltd providing that on September 30, 2005 each such person will receive a bonus equal to 35% of their annual base compensation, if they remain an employee of the Company through that date.  Such bonuses approximate $550,000 in total.

3.                                                       Certain employees, not covered under the original Change in Control Severance Agreements, are to be granted change–in-control severance benefits providing them with a payment of  35% of their base salary should such employees be terminated without cause within six months of a change in control.  These contingent severance benefits approximate $220,000 in total.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON

	By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and
Chairman of the Board

Date: June 9, 2005